UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 26, 2004

FIRST INDIANA CORPORATION

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation or organization)	0-14354 (Commission File Number)	35-1692825 (IRS Employer Identification Number)

135 North Pennsylvania Street, Indianapolis, IN (Address of principal executive office)	46204 (Zip Code)

        Registrant’s telephone number, including area code: (317) 269-1200

Not applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

Exhibit

99	Transcript from July 22, 2004 conference call

Item 12. Results of Operations and Financial Condition

        On July 22, 2004, First Indiana Corporation held a conference call regarding earnings for the six months ended June 30, 2004. A copy of the transcript is attached as Exhibit 99.

        The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Indiana Corporation

Date: July 26, 2004	By:	/s/ William J. Brunner William J. Brunner Chief Financial Officer